Exhibit 10.33

AMENDMENT NO. 1

TO

SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (the “Amendment”), is made as of the 21st day of November, 2014, by and between InSite Vision Incorporated, a Delaware corporation (the “Company”) Riverbank Capital Securities, Inc., broker-dealer, as placement agent (the “Placement Agent”), and the undersigned Purchasers constituting the Majority Holders under the Agreement (as defined below). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

RECITALS

WHEREAS, the Company, the Placement Agent and the Purchasers previously entered into that certain Securities Purchase Agreement, dated October 9, 2014 (the “Agreement”), pursuant to which the Purchasers committed to purchase 12% Senior Secured Notes of the Company (“Notes”) and receive warrants to purchase shares of common stock, par value $0.01 per share, of the Company;

WHEREAS, Section 8.2 of the Agreement provides in relevant part that any term of the Agreement may be amended in writing signed by the Purchasers that are holders of a majority of the aggregate outstanding principal amount of the Notes then issued pursuant to the Agreement, or, if no Notes have then been issued, then by Purchasers representing a majority of the aggregate Commitment Amounts (the “Majority Holders”), the Placement Agent, and the Company;

WHEREAS, Notes were sold and issued by the Company in an Initial Closing that occurred on October 9, 2014, and on a Second Closing that occurred on November 14, 2014;

WHEREAS, the undersigned Purchasers constituting the Majority Holders, the Placement Agent and the Company desire to amend the Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1. Amendment of Section 1.3. Section 1.3 of the Agreement is hereby amended to read in its entirety as follows:

“1.3 Tranches; Closings. The purchase and sale of Notes and issuance of the Warrants in connection therewith shall take place in one or more tranches (each, a “Tranche”) as determined by the Company pursuant to the terms and conditions of this Agreement. The initial Tranche will be drawn in two separate closings, the first of which (the “Initial Closing”) shall occur on the date of this Agreement, or on such other date agreed upon by the Company and the Placement Agent (the “Initial Closing Date”), and the second of which (the “Second Closing”) shall take place on the date that Subscriptions totaling in the aggregate the Maximum Commitment Amount are received (including Subscriptions with respect to which Notes were purchased and Warrants were issued in the Initial Closing), or on such other date that the Company and the Placement Agent agree to in writing (even if all Subscriptions do not total in the aggregate the Maximum Commitment Amount). After the Initial Closing Date and prior to the second anniversary of the Initial Closing Date (the “Draw Termination Date”), the Company may, in its sole and absolute discretion, schedule one or more subsequent closings for the purchase and sale of Tranches of Notes (each, a “Subsequent Closing”), until the entire Aggregate Commitment Amount of Notes has been sold. The Company shall schedule a Subsequent Closing by sending a written notice in substantially the form attached hereto as Exhibit C to the Placement Agent and to each Purchaser (a “Tranche Request”) at least 15 calendar days prior to the date of the Subsequent Closing, or a shorter period otherwise agreed upon by the Company and the Placement Agent. The Initial Closing, the Second Closing and each Subsequent Closing are each sometimes referred to herein as a “Closing,” and the date on which each such Closing occurs is sometimes referred to herein as a “Closing Date.” The Company may in its sole and absolute discretion decide not to schedule any Subsequent Closings and the Company is under no commitment to sell and issue all or any of the Notes and Warrants available for sale and issuance pursuant to this Agreement after the Initial Closing.”

2. Governing Law. This Amendment shall be governed by and construed under the laws of the State of New York without regard to principles of conflicts of law.

3. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

2

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

COMPANY:

InSite Vision Incorporated

By: /s/ Louis Drapeau
Name: Louis Drapeau
Title: VP/CFO

PLACEMENT AGENT:

Riverbank Capital Securities, Inc.

By: /s/ Timothy McInerney
Name: Timothy McInerney
Title:

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

PURCHASER (If an individual):	PURCHASER (If an entity):

Kesef Investments, LLC

Signature of Investor	Print name of Investor if an entity

By: /s/ Michael F. Solomon
Print Name of Investor	Print Name: Michael F. Solomon
Print Title: Managing Member

Signature of Joint Owner (if applicable)

Print Name of Joint Owner

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

PURCHASER (If an individual):	PURCHASER (If an entity):

/s/ Timothy McInerney
Signature of Investor	Print name of Investor if an entity

Timothy McInerney	By:
Print Name of Investor	Print Name:
Print Title:

Signature of Joint Owner (if applicable)

Print Name of Joint Owner

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

PURCHASER (If an individual):	PURCHASER (If an entity):

/s/ Jamie Polak
Signature of Investor	Print name of Investor if an entity

Jamie Polak	By:
Print Name of Investor	Print Name:
Print Title:

Signature of Joint Owner (if applicable)

Print Name of Joint Owner

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

PURCHASER (If an individual):	PURCHASER (If an entity):

/s/ Anthony G. Polak “S”
Signature of Investor	Print name of Investor if an entity

Anthony G. Polak “S”	By:
Print Name of Investor	Print Name:
Print Title:

Signature of Joint Owner (if applicable)

Print Name of Joint Owner

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

PURCHASER (If an individual):	PURCHASER (If an entity):

/s/ Amy Polak
Signature of Investor	Print name of Investor if an entity

Amy Polak	By:
Print Name of Investor	Print Name:
Print Title:

Signature of Joint Owner (if applicable)

Print Name of Joint Owner

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

PURCHASER (If an individual):	PURCHASER (If an entity):

Domato Venture Capital Fund
Signature of Investor	Print name of Investor if an entity

By: /s/ Anthony Polak /s/ Jamie Polak
Print Name of Investor	Print Name: Anthony Polak Jamie Polak
Print Title: G.P.s

Signature of Joint Owner (if applicable)

Print Name of Joint Owner

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

PURCHASER (If an individual):	PURCHASER (If an entity):

/s/ James Kelly
Signature of Investor	Print name of Investor if an entity

James Kelly	By:
Print Name of Investor	Print Name:
Print Title:

Signature of Joint Owner (if applicable)

Print Name of Joint Owner

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

PURCHASER (If an individual):	PURCHASER (If an entity):

/s/ Jay Moorin
Signature of Investor	Print name of Investor if an entity

Jay Moorin	By:
Print Name of Investor	Print Name:
Print Title:

Signature of Joint Owner (if applicable)

Print Name of Joint Owner

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

PURCHASER (If an individual):	PURCHASER (If an entity):

/s/ James A. Cannon
Signature of Investor	Print name of Investor if an entity

James A. Cannon	By:
Print Name of Investor	Print Name:
Print Title:

Signature of Joint Owner (if applicable)

Print Name of Joint Owner

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

PURCHASER (If an individual):	PURCHASER (If an entity):

/s/ Garo H. Armen
Signature of Investor	Print name of Investor if an entity

Garo H. Armen	By:
Print Name of Investor	Print Name:
Print Title:

Signature of Joint Owner (if applicable)

Print Name of Joint Owner

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

PURCHASER (If an individual):	PURCHASER (If an entity):

/s/ Ronald Lazar
Signature of Investor	Print name of Investor if an entity

RBC Capital Markets, LLC Cust F/B/O Ronald Lazar IRA	By:
Print Name of Investor	Print Name:
Print Title:

Signature of Joint Owner (if applicable)

Print Name of Joint Owner

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

PURCHASER (If an individual):	PURCHASER (If an entity):

RL Capital Partners, L.P.
Signature of Investor	Print name of Investor if an entity

By: /s/ Ronald Lazar
Print Name of Investor	Print Name: Ronald Lazar
Print Title: Managing Member

Signature of Joint Owner (if applicable)

Print Name of Joint Owner

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

PURCHASER (If an individual):	PURCHASER (If an entity):

Nicky V LLC
Signature of Investor	Print name of Investor if an entity

By: /s/ Nicole Berg
Print Name of Investor	Print Name: Nicole Berg
Print Title: President

Signature of Joint Owner (if applicable)

Print Name of Joint Owner

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

PURCHASER (If an individual):	PURCHASER (If an entity):

/s/ Anthony J. Gerace
Signature of Investor	Print name of Investor if an entity

Anthony J. Gerace	By:
Print Name of Investor	Print Name:
Print Title:

Signature of Joint Owner (if applicable)

Print Name of Joint Owner